SCHEDULE 14A
                        (Rule 14a-101)

            INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Act of 1934 (Amendment No.              )

Filed by the registrant x

Filed by a party other than the registrant___

Check the appropriate box:
__  Preliminary proxy statement
_x_ Definitive proxy statement
__  Definitive additional materials
__  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Salient Cybertech, Inc.
         ------------------------------------------------
         (Name of Registrant as Specified in its Charter)

                      Salient Cybertech, Inc.
         -------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
x   No fee required
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
    and O-11

    1) Title of each class of securities to which transaction applies:__________________________________________________________
    2) Aggregate number of securities to which transaction applies:__________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________________
    4) Proposed maximum aggregate value of transaction:___________
    5) Total fee paid:____________________________________________
       ___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offseting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: _____________________
    (2) Form, Schedule or Registration Statement No.:________________
    (3) Filing Party: _______________________________
    (4) Date Filed: _________________________________

                       Salient Cybertech, Inc.
              1715 Stickney Point Rd., Suite A-12, Sarasota FL 34231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SATURDAY MAY 13, 2000.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Salient Cybertech, Inc., a Delaware corporation (the "Company"), will be held at the Conference Area of the Hyatt Hotel, at the following address:
                     Hyatt Hotel
                   1000 Boulevard of the Arts
                     Sarasota FL  34236
on Saturday, May 13, 2000 at 2 PM, for the purpose of considering and acting upon the following matters:

        1. The election of two Class I directors to serve until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified.
        2. The ratification of the appointment of Stan J. H. Lee
and Company  , to audit the company's financial statements.
        3. The ratification of the appointment of Melanie Meer
as the Company's Secretary.
        4. The approval by the shareholders of options issued to officers, directors and consultants of the company under the 1998 Stock Option Plan.
        5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 20, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Company, located at 1715 Stickney Point Rd., Suite A-12, Sarasota FL 34231.

The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting. The Board of Directors urges you to sign, date and return the enclosed proxy promptly. You are cordially invited to attend the meeting in person. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.


/s/Melanie Meer
Secretary                           DATE: March 28, 2000

                         Salient Cybertech, Inc.
                 1715 Stickney Point Rd., Suite A-12, Sarasota FL 34231

                           PROXY INFORMATION STATEMENT

GENERAL

This information is furnished by the Board of Directors of Salient Cybertech, Inc. (the "Company") for the Company's 2000 Annual Meeting of Stockholders (the "Meeting"), which will be held on the date, at the time and place, and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof. This proxy statement and the foregoing notice are first being sent to stockholders of the Company (the "Stockholders") on or about March 31, 2000.

The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, shareholders in attendance, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

            VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

At the close of business on March 20, 2000, the record date fixed for the determination of Stockholders entitled to notice of and to vote at the Meeting, there were 5,254,900 outstanding shares of the Company's Common Stock, its only class of voting securities currently issued. Each share of Common Stock entitles the record holder thereof to one
vote.   The  presence  at the Meeting, in person or  by  proxy,  of  a majority of such outstanding shares of Common Stock will constitute a quorum.

The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to elect directors. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve the stock options issued to officers, directors and consultants. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve the the appointment of Stan J. H. Lee and Company, to audit the Company's financial statements for the year ended December 31, 2000. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to approve the appointment of Melanie Meer as the Company's Secretary.

Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of Common Stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.


       SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of March 20, 2000 regarding the beneficial ownership of the Company's Common Stock by (i)each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each Director and executive officer of the Company and (iii) by all executive officer and Directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned. The number of shares indicated does not include unexercised stock options.

 Name of                     Number of Shares
 Beneficial Owner           Beneficially Owned      Percent of Class
-----------------           ------------------      ----------------
Paul Sloan                     208,984                    5.52%
CEO, President,
Director

James Vondra                    41,476                   0.79%
Director

Todd Finch                           0                      0%
Director

James Marquis                        0                      0%
Director

Kim Adolphe                  1,896,000                  34.53%
Director, President
of Subsidiary

Melanie Meer                         0                      0%
Secretary

All Directors & Officers     2,146,460                  40.84%
as a group (6 persons)

The following table sets forth information at March 20, 2000 with respect to the beneficial ownership of the Company's Stock by (a) each director and each nominee for election as a director of the Company,
(b) each current executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION" and (c) all directors and executive officers of the Company as a group (6 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and dispositive power with respect to the shares of Common Stock indicated as beneficially owned by such person or group. The number of shares indicated does not include unexercised stock options.

Name of                       Number of Shares
Beneficial Owner             Beneficially Owned      Percent of Class
--------------------         ------------------      ----------------
Paul Sloan                     208,984                    5.52%
CEO, President,
Director

James Vondra                    41,476                   0.79%
Director

Todd Finch                           0                      0%
Director

James Marquis                        0                      0%
Director

Kim Adolphe                  1,896,000                  34.53%
Director, President
of Subsidiary

Melanie Meer                         0                      0%
Secretary

All Directors & Officers     2,146,460                  40.84%
as a group (6 persons)

 PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS

The Company's By-Laws provide for the election of two CLASS I Directors to serve for a term of three year, until the 2003 Annual Meeting of Stockholders and the election and qualification of their respective successors. Unless otherwise directed, proxies will be voted for the election of Kim Adolphe and James Marquis as directors.

Each of the nominees has indicated a willingness to serve as a director of the Company. In the event that any of the nominees should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

The following table sets forth certain information about each nominee.

Name              Age       Position
-----             ---       --------
Jim Marquis       57        Director.

Kim Adolphe       41        Director.


Mr. Jim Marquis, elected to Board of Directors of the Company on May 22, 1999, is currently Vice President and Board member of Kimchuk, Inc., an electronics manufacturing and engineering design firm. He also sits on the Board of Directors of Smartcom, Inc., Thermal Waste Technologies, Smart Communications, Inc., Investment Funding LLC, Licom Inc., and Baron Express LLC, and is a partner of Professional Properties. Mr. Marquis has been with Kimchuk, Inc. since 1971. Mr. Marquis received a BSEE from the University of Bridgeport in 1968 and an MBA from the University of Connecticut in 1974.

Mrs. Kim Adolphe became a Director of the Company in September 1999, immediately upon Gemini Learning Systems, Inc.'s
("Gemini") purchase by the Company. For the past 5 years, she has been President and CEO of Gemini.

Mrs. Adolphe, President and CEO of Gemini since its inception in 1990, runs Gemini on a day to day basis. Her role is to oversee the strategic direction of the company and to ensure that the people and processes to accomplish Gemini's corporate objectives are in place. She has held this position continuously, on a full time basis, since 1990.

Mrs. Adolphe is a director and alumni member of Canadian Advanced Technology Alliance (CATA). She was the founding President of the Calgary UNIX User's Group (CUUG), spearheading the first Internet service in Calgary. Mrs. Adolphe has published papers in such journals as Canadian Artificial Intelligence and co-authored an international award-winning paper on the SWIFT (SoftWare Intelligent Freeform Training) methodology.

The Directors to be elected at the Annual Meeting will hold office until the 2003 Annual Meeting of shareholders and their successor is elected and qualified. Thereafter, each director will be elected to a three-year term, with one-third of the number of authorized directors being elected at each annual meeting of shareholders. The Board of Directors has unanimously approved the election of the nominees listed below.

        Class I:   Jim Marquis, Kim Adolphe

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company has selected Stan J. H. Lee and Company as the Company's principal certified public accountants for the fiscal year ending December 31, 2000. It is anticipated that a representative of Stan J. H. Lee and Company will be present at
the   Meeting,   and  will  respond  to   appropriate   questions   of
stockholders.


PROPOSAL TWO -  RATIFICATION OF SELECTION OF AUDITORS

The firm of Bobbitt, Pittenger and Company PA (BPC) audited the financial statements of the Company for the fiscal year ended Dec. 31, 1998. through June 30, 1999. On March 20, 2000, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Company was selected to audit the financial statements of the Company for the year ended Dec. 31, 1999.

The report of BPC on the Company's financial statements for the previous year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of BPC, through June. 30, 1999, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BPC's satisfaction, would have caused BPC to make reference in connection with its reports to the subject matter of the disagreement.

The firm of Stan J. H. Lee and Company audited the financial statements of the Company for the year ended Dec. 31, 1999.

Accordingly,   the  Board  of  Directors  will  offer  the   following
resolution at the Annual Meeting:

RESOLVED,  that the appointment by the Board of Directors of  Stan J.
H. Lee and Company, independent public accountants, to audit the financial statements of the Company for the year ended Dec. 31, 2000 be, and hereby is, ratified and approved.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenters rights which arise as a result of a vote to ratify the selection of auditors.

THE BOARD OF DIRECTORS DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL THREE- APPOINTMENT OF SECRETARY

The Company's By-Laws provide for the election of Officers to serve until replaced for cause or as otherwise provided in the By-Laws of the Company.

The Company had appointed Melanie Meer as interim Secretary of the Company on March 20, 2000, to hold office until the next Annual
Meeting of the Company.

Melanie Meer has indicated a willingness to serve as Secretary of the Company. In the event that she should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

The following table sets forth certain information about the nominee.

Name              Age       Position
-----             ---       --------
Melanie Meer      40        Nominee as Secretary

Ms. Melanie Meer became interim Secretary of the Company on March 20, 2000. Prior to this appointment Ms. Meer was, for the last 12 years, a freelance consultant to businesses and non-profit organizations in the areas of internal accounting and finance. Ms. Meer has a Bachelor of Science Degree in marketing from SUNY.

The Secretary to be elected at the Annual Meeting will hold office until replaced for cause or as otherwise provided in the By-Laws of the Company. The Board of Directors has unanimously approved the election of the nominee listed below to the position of Secretary.

        Melanie Meer

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE FOR SECRETARY.




INFORMATION CONCERNING LEGAL PROCEEDINGS

The Company is currently not a party to any pending or threatened litigation of a meritorious or material nature or that could result in a significant financial impact. From time to time the Company may be involved in lawsuits in the normal course of its business, that do not have a material impact upon the Company.


INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS

The Directors held several informal telephone discussions and voted on issues by special ballot. The entire Board of Directors considers issues before it, and may form committees for certain purposes.

COMPENSATION OF DIRECTORS

The Directors received no cash compensation in 1999, but did receive the following stock options during 1999:

Name                Amount    Exercise Price  Term   Amount Exercised
-----               ------    --------------  ----   ----------------

Mr. Provost(1)     50,000          1.44        5 yr           0
Mr. Sloan          50,000          1.44        5 yr           0
Mr. Cohen(2)       10,000          1.12       10 yr           0
Mr. Solomon(3)     10,000          1.12       10 yr           0
Mr. Vondra         10,000          1.12       10 yr           0
Mr. Marquis        10,000          1.12       10 yr           0
__________________
(1) Larry Provost retired from the Board in February, 2000.
(2) Lester Cohen retired from the Board in May, 1999.
(3) Michael Solomom retired from the Board in May, 1999.

EXECUTIVE COMPENSATION

The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses may be granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Decisions on executive officer compensation are, however, primarily subjective. No predetermined weight is generally assigned to any of the factors mentioned above. A guideline in determining bonus compensation for division presidents and other designated executive officers has historically been the achievement of budgeted sales and earnings levels, but no other specific corporate performance related targets are otherwise used and the achievement of such goals is not, in all cases, determinative of whether an executive officer will receive bonus compensation or the amount of such compensation.

Summary Compensation Table

Name and Principle                             All Other Compensation
Position                 Year      Salary      Pecuniary    Shares
-------------------      ----      ------      ----------------------
Larry Provost*           1999     $78,000(3)                50,000(4)
Chairman, Secretary      1998     $52,000(3)  $18,000(1)    20,000(4)
Treasurer and Chief      1997     $18,000                 196,350 (2)
Financial Officer

Paul Sloan               1999     $78,000(3)                50,000(4)
President, Chief         1998     $60,000(5)                20,000(4)
Executive Officer        1997     $60,000(6)
and Director

Lester Cohen**           1999                               10,000(4)
VP Marketing,            1998                               10,000(4)
Director

Michael Solomon***       1999                               10,000(4)
Senior VP                1998                               10,000(4)
Director

Jim Vondra               1999                               10,000(4)
Director                 1998                               10,000(4)

Kim Adolphe              1999    $123,000(8)             2,000,000(9)
Director, and President  1998      70,000(8)
of Subsidiary            1997      37,650(8)

James Marquis            1999                               10,000(4)
_______________
*    Retired from all positions in February, 2000.
**   Retired from all positions in May, 1999.
***  Retired in May, 1999.

(1) Mr. Provost received a $18,000 stipend to cover the costs of maintaining an office.
(2) Mr. Provost received an aggregate of 196,350 shares as part of total compensation during fiscal year 1997.
(3) Mr. Provost and Mr. Sloan received $0 as of December 31, 1999. This amount is accrued and payable by the Company.
(4) Shares in stock option plan (unexercised).
(5) Mr. Sloan has received $25,000 as of December 31, 1998. The balance of $35,000 is accrued and payable by the Company.
(6) Mr. Sloan has received $40,000 as of December 31, 1997. The balance of $20,000 is accrued and payable by the Company.
(7) This represents one month's salary.

(8) Salary and auto expenses received from Subsidiary. This is consolidated and carried back two years, even though the Subsidiary was only purchased in September, 1999.
(9) Shares received as compensation for the purchase of Gemini. The original sale price was 20,000,000 shares, which were subject to the 1 for 10 reverse split in November, 1999,

In addition, the Company may award stock options to key employees, members of management, directors and consultants under stock option programs as bonuses based on service and performance.


CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

Except as described below or under "Compensation of Directors" and "Executive Compensation" the Company has not engaged in transactions required to be disclosed with individuals who were officers, directors, principal stockholders or affiliates thereof.

Mr. Sloan provided office and work space during 1998 to the Company in owned properties at 2527 Montery St, Sarasota FL and 4266 Higel Avenue, Sarasota FL. The total amount paid was $11, 513.


COMPLIANCE WITH SECTION 16(a)

Management believes all reports required by this section have been filed by Directors, Officers and Beneficial Owners.


PROPOSAL FOUR - SHAREHOLDER APPROVAL OF OPTIONS GRANTED UNDER THE 1998
                STOCK OPTION PLAN

The 1998 Stock Option Plan was approved by the Board of Directors of the Company on April 10, 1998, and ratified by the Shareholders on May 16, 1998.

The purpose of the 1998 Stock Option Plan is to attract and retain and provide additional incentive to selected employees, officers, directors, agents, consultants and independent contractors of the Company, or of any parent or subsidiary of the Company. Each option granted pursuant to the 1998 Stock Option Plan is required to be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option." The following description of the 1998 Stock Option Plan is qualified in its entirety by reference to the 1998 Stock Option Plan itself.

Administration of the Plan

The 1998 Stock Option Plan is administered under the direction of the Board of Directors of the Company by the committee appointed by the Board, which consists of the President and Secretary/Treasurer of the Company, which determines who among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Board is authorized to amend, suspend or terminate the 1998 Stock Option Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1998 Stock Option Plan; (ii) permit the grant of a stock option under the 1998 Stock Option Plan with an option price less than 85% of the fair market value of the shares at the time such option is granted (or 11O% for greater than 1O% stockholders); (iii) change the eligibility requirements for participation in the 1998 Stock Option Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1998 Stock Option Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

Shares Subject to the Plan

The 1998 Stock Option Plan provides that options may be granted with respect to a total of 500,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1998 Stock Option Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1998 Stock Option plan.

Participation

Any employee, officer, director, agent, consultant or independent contractor of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1998 Stock Option Plan.

Option Price

The exercise price of each option will be determined by the Board (or any committee appointed by the Board), but incentive stock options may not be priced less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted.

If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

Terms of Options

The Board (or any committee appointed by the Board), in its discretion, establishes the term of each option, provided that the maximum term of each option is 1O years. Options granted to an employee who owns over 1O% of the total combined voting power of all classes of stock of the Company expires not more than five years after the date of grant. The 1998 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

Options Grants

As of the date hereof, the following options to purchase a total of 320,000 shares of Common Stock have been granted pursuant to the 1998 Stock Option Plan:

                          Issue   Exercise                   Amount
Name             Amount   Date     Price        Term       Exercised
----             ------   -----    ------       ----       ---------

Mr. Provost*       20,000  5/15/98  $0.32        5 yr           0
                   50,000  2/24/99   1.44        5 yr           0
Mr. Sloan          20,000  5/15/98  $0.32        5 yr           0
                   50,000  2/24/99   1.44        5 yr           0
                   35,000  5/13/00   2.00        5 yr           0
Mr. Cohen*         10,000  5/15/98  $0.25       10 yr           0
                   10,000  2/24/99   1.12       10 yr           0
Mr. Solomon*       10,000  5/15/98  $0.25       10 yr           0
                   10,000  2/24/99   1.12       10 yr           0
Mr. Vondra         10,000  5/15/98  $0.25       10 yr           0
                   10,000  2/24/99   1.12       10 yr           0
                   10,000  5/13/00   2.00       10 yr           0

Issue            Exercise                                   Amount
Name             Amount    Date     Price        Term       Exercised
----             ------   -----     ------       ----       ---------

Mrs. Adolphe       25,000  5/13/00   2.00        5 yr           0
Mr. Finch          10,000  5/13/00   2.00       10 yr           0
Mr. Marquis        10,000  5/13/00   2.00       10 yr           0
Ms. Meer           10,000  5/13/00   2.00       10 yr           0
_____
* Retired

Options to purchase an aggregate of 20,000 shares were also issued in 1998 to consultants. The Company currently intends to grant options to purchase 10,000 shares of Common Stock ("Shares") to each of the board members, and a further 25,000 Shares to Paul Sloan, 15,000 Shares to Kim Adolphe and 10,000 Shares to Melanie Meer, as executive compensation, all share options to be issued after the 2000 Annual Meeting.

Approval and Termination

The 1998 Stock Option Plan was approved by the Board of Directors of the Company on April 10, 1998 and the Shareholders on May 16, 1998 and, unless sooner terminated by the Board of Directors (or any committee appointed by the Board), will terminate on April 10, 2008.


Accordingly,   the  Board  of  Directors  will  offer  the   following
resolution at the Annual Meeting:

RESOLVED, that the shares listed above as Option Grants under the 1998 Stock Option Plan are ratified and approved.


The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 4.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL
NUMBER FOUR.


STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company by December 31, 1999 in order to be considered for inclusion in the Company's proxy statement and any form of proxy relating to that meeting.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. The solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.

ANNUAL REPORT ON FORM 10-KSB

The  Company's  audited  financial  statements  for  the  year  ending
December 31, 1999 and related disclosures are incorporated by reference herein from the Company's 1999 Annual Report 10-KSB which is available at no cost upon written or oral request from the Secretary, and is also available from the SEC Filings link from the Company web site at www.salientcyber.com.

By order of the Board of Directors,


/s/Melanie Meer
Secretary                       Date: March 28, 2000


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                          Salient Cybertech, Inc.
            1715 Stickney Point Road, Suite A-12, Sarasota FL 34231

                     ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON  SATURDAY MAY 13, 2000 AT 2PM
                FOR HOLDERS OF RECORD AS OF MARCH 20, 2000

             PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of SALIENT CYBERTECH, INC. (the "Company"), revoking all previous proxies, hereby appoints PAUL SLOAN as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at 2 PM. at the Hyatt Hotel, Conference Area, 1000 Boulevard of the Arts, Sarasota FL 34236 on
May 13, 2000, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

Indicate your vote by marking an "X"

DIRECTORS:

Directors recommend a vote for election of the following directors:

1-Kim Adohphe
2-James Marquis

____ FOR all nominees           _____ WITHHOLD all nominees

____ WITHHOLD vote for any individual nominee. Write in numbers below:

______________________________

PROPOSALS:

PROPOSAL 2- Ratification of appointment of Stan J. H. Lee and
Company as auditors for the year ending December 31, 2000.

Directors recommend a vote "FOR" Proposal 2.

____ FOR               ____ AGAINST         _____ ABSTAIN

PROPOSAL 3- Election of Melanie Meer as Secretary of the
Company.

Directors recommend a vote "FOR" Proposal 3.

____ FOR               ____ AGAINST         _____ ABSTAIN


PROPOSAL 4- Ratification of Options issued pursuant to the 1998 Stock Option Plan.

Directors recommend a vote "FOR" Proposal 4

____ FOR               ____ AGAINST          _____ ABSTAIN

       Such other business as may properly come before the meeting or any adjournment thereof.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.


Signature______________________________   Date_____________________

Print Name_____________________________